Longboard Alternative Growth Fund

Class A (Symbol: LONAX)

Class I (Symbol: LONGX)

Supplement dated February 2, 2018

to the Prospectus and Statement of Additional Information dated October 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Alternative Growth Fund’s (the “Fund”) current Prospectus and Statement of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

At the January 23-24, 2018 meeting the Board of Trustees of Northern Light Fund Trust II (the “Trust”) approved a 1-for-4 reverse share split of the issued and outstanding shares of the Fund. Shareholders of record in the Fund at the close of business on February 23, 2018 will participate in the reverse share split. The Fund will affect the 1-for-4 reverse share split of the Fund's issued and outstanding shares after the close of the markets on February 23, 2018.

As a result of this reverse stock split, every four shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by approximately 75 percent. Shares of the Fund will be offered on a split-adjusted basis beginning on February 26, 2018. The total dollar value of your investment in the Fund will be unchanged. The reverse share split is not a taxable event, nor does it have an impact on the Fund's holdings or its performance.

The table below provides an example of the effect of a hypothetical one for four reverse stock split (actual net asset value, shares, and market price may vary):

Period	# of Shares Owned	Hypothetical NAV Per share	Total Investment Price
Pre-reverse stock split	100	$10	$1000
Post-reverse stock split	25	$40	$1000

Questions regarding these changes may be directed to the Fund at 1-855-294-7540.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.